United States
                   SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549



                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest Event Reported)  October 14, 2003




                    NORTHERN EMPIRE BANCSHARES
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)


       CALIFORNIA          2-91196                   94-2830529
    ---------------      -----------            -----------------
    (State or other      (Commission            (IRS Employer
     jurisdiction         File Number)           Identification No.)
    of incorporation)



        801 Fourth Street, Santa Rosa, California   95404
     -------------------------------------------------------
     (Address of principal executive offices)     (Zip code)


     Registrant's telephone number, including area code   (707) 579-2265



     -----------------------------------------------------------
     Former Name or former address, if changed since last report



ITEM 7.  Financial Statements and Exhibits.

     (c) Exhibits No. 99.1   Press Release dated October 14, 2003


ITEM 9.  Regulation FD Disclosure:  Results of Operations and Financial
         Condition

     In accordance with Securities and Exchange Commission Release No. 33-8216, relating to Item 12 "Results of Operations and Financial
Condition," the information required to be furnished under Item 12 is furnished under Item 9.


     On October 14, 2003, Northern Empire Bancshares issued a press release announcing its financial results for the third quarter ended September 30, 2003. A copy of the press release is attached hereto as
Exhibit 99.1.


     Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     NORTHERN EMPIRE BANCSHARES


Date:  October 14, 2003

                                  /s/ Deborah A. Meekins
                                  -------------------------
                                  Deborah A. Meekins
                                  President & Chief Executive Officer




EXHIBIT INDEX

Exhibit No.  Subject Matter

99.1     Press Release dated October 14, 2003

Exhibit 99.1

Press Release - October 14, 2003

NORTHERN EMPIRE BANCSHARES REPORTS RECORD EARNINGS IN THIRD QUARTER 2003

Northern Empire Bancshares ("NREB"), the financial holding company of Sonoma National Bank, reported consolidated income of $3,020,000 for the third quarter of 2003 compared to $2,272,000 for the third quarter of last year, for an increase of 32.9%. Return on average assets equaled 1.6% and the return on average equity equaled 19.6% for the third quarter. Net income for the nine months ended September 30, 2003 totaling $8,211,000 grew 19.0% when compared to $6,902,000 for the nine months ended September 30, 2002.

Increased earnings result from growth in earning assets, mainly loans. Loans grew 17.1% to $676,237,000 at September 30, 2003 compared to $577,250,000 at September 30, 2002. The allowance for loan losses was increased to $7,147,000 through provisions of $150,000 during the third quarter of 2003.

Operating expenses totaling $3,612,000 increased 21.5% from $2,974,000 in the third quarter of 2002. The majority of the increase results from growth in the Bank which included the new branch in Sonoma, a new loan production office in San Rafael and new staff to process current and future growth in loans and deposits. The efficiency ratio equaled 41.4% for the third quarter.

Total assets at September 30, 2003 grew 16.1% to $776,999,000 from $669,090,000 one year ago. The majority of asset growth was funded through deposits which grew 11.1% to $631,777,000 at September 30, 2003 from $568,092,000 at September 30, 2002. The Bank remained well capitalized with total risk based capital equaling 11.7% on September 30, 2003.

The Bank recently upgraded its core data processing systems to increase productivity and provide for future expansion. The Bank continues to look for new branch opportunities.

Except for historical information contained herein, the statements contained in this press release are forward-looking statements within the meaning of the "safe harbor" provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described from time to time in Northern Empire Bancshares' Securities and Exchange Commission filings, including its annual reports on Form 10-K and quarterly reports on Form 10-Q. Northern Empire Bancshares disclaims any intent or obligation to update these forward-looking statements.







                             NORTHERN EMPIRE BANCSHARES
                           Consolidated Statement of Income
          For the Three and Nine Months ended September 30, 2003 and 2002
                                   (Unaudited)
                                     Three Months               Nine Months
                                  ended September 30,       ended September 30,
                                      2003         2002         2003         2002
Interest Income                $11,330,000  $10,562,000  $33,007,000  $30,473,000
Interest Expense                 3,423,000    4,224,000   10,612,000   11,707,000
                               -----------  -----------  -----------  -----------
Net Interest Income              7,907,000    6,338,000   22,395,000   18,766,000
Provision for Loan Losses          150,000      240,000      750,000      540,000
Other Income                       820,000      675,000    2,239,000    1,725,000
Other Noninterest Expenses       3,612,000    2,974,000   10,282,000    8,358,000
                               -----------  -----------  -----------  -----------
Net Income before Income Taxes   4,965,000    3,799,000   13,602,000   11,593,000
Provision for Income Taxes       1,945,000    1,527,000    5,391,000    4,691,000
                               -----------  -----------  -----------  -----------
Net Income                      $3,020,000   $2,272,000   $8,211,000   $6,902,000
                               ===========  ===========  ===========  ===========

Earnings per common share *          $0.69        $0.52        $1.87        $1.57
Earnings per common share
 assuming dilution *                 $0.60        $0.45        $1.64        $1.39

Stock Market Data at September 30:
   Price per Share
    (bid at quarter end)*                                     $27.95       $25.76
   Book value*                                                $14.10       $11.69
   Price to book ratio*                                         1.98         2.20

Selected financial data:
   Return on average assets           1.6%         1.5%         1.5%         1.5%
   Return on average equity          19.6%        19.1%        18.8%        19.1%
   Efficiency ratio                  41.4%        42.4%        41.7%        40.8%

* Adjusted for the 5% stock dividend in 2003





                        NORTHERN EMPIRE BANCSHARES
                        Consolidated Balance Sheet
                       September 30, 2003 and 2002
                               (Unaudited)

                                                  2003          2002
                                            ------------   ------------
ASSETS
Cash and due from banks                      $19,476,000    $18,680,000
Fed funds sold                                72,228,000     66,880,000
Investment securities:
  Available for sale                             638,000        653,000
  Restricted                                   4,167,000      2,504,000
Loans (net)                                  668,120,000    569,596,000
Leasehold improvements and equipment (net)     1,563,000        936,000
Accrued Interest and other assets             10,807,000      9,841,000
                                            ------------   ------------
Total Assets                                $776,999,000   $669,090,000
                                            ============   ============
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
  Deposits                                  $631,777,000   $568,092,000
  Accrued interest and other liabilities       3,950,000      2,944,000
  FHLB advances                               79,219,000     46,779,000
                                            ------------   ------------
                                             714,946,000    617,815,000
Shareholders' Equity                          62,053,000     51,275,000
                                            ------------   ------------
Total Liabilities and Shareholders' Equity  $776,999,000   $669,090,000
                                            ============   ============